United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 30, 2022

Date of Report (Date of earliest event reported)

Pacifico Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40801	86-2422615
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Pacifico Capital LLC 521 Fifth Avenue 17th Floor New York, NY	10175
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 886 8892

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PAFO	NASDAQ Capital Market
Rights	PAFOR	NASDAQ Capital Market
Units	PAFOU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported, on April 5, 2022, Pacifico Acquisition Corp. (“Pacifico”) entered into that certain Agreement and Plan of Merger which was amended by the Amended and Restated Agreement and Plan of Merger dated August 15, 2022 (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Pacifico, Caravelle International Group, a Cayman Islands exempted company (“PubCo”), Pacifico International Group, a Cayman Islands exempted company and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1”), Pacifico Merger Sub 2 Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo (“Merger Sub 2”), and Caravelle Group Co., Ltd, a Cayman Islands exempted company (“Caravelle”).

Pacifico held its special meeting of stockholders on November 30, 2022 (the “Special Meeting”) to approve the Merger Agreement and related matters. On October 17, 2022, the record date for the Special Meeting, there were 7,495,000 shares of Pacifico’s common stock entitled to be voted at the Special Meeting. At the Special Meeting, there were 6,194,813 shares voted by proxy or in person, which is 82.65% of the total outstanding shares.

The final results for each of the matters submitted to a vote of Pacifico’s stockholders at the Special Meeting are as follows:

Proposal 1.  Business Combination Proposal

To approve the Business Combination, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
6,155,465	39,348	0

Proposal 2.  Redomestication Proposal

To approve the Redomestication, was passed with voting results were as follows:

FOR	AGAINST	ABSTAIN
6,143,883	50,930	0

Proposal 3.  Nasdaq Proposal

To approve the Nasdaq proposal, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
6,155,465	39,348	0

Proposal 4. Incentive Plan Proposal

To approve PubCo’s 2022 Equity Incentive Plan, was passed with voting results were as follows:

FOR	AGAINST	ABSTAIN
6,139,181	55,632	0

Proposal 5. PubCo Charter Proposal

To approve the PubCo Charter, was passed with voting results were as follows:

FOR	AGAINST	ABSTAIN
6,155,464	39,348	1

Redemption of Common Stock

Pacifico’s public stockholders had the right to elect to redeem all or a portion of their shares of common stock for a per share price calculated in accordance with its organzaitonal documents. Pacifico’s public stockholders holding 5,724,921 shares of common stock, or 99.56% of all outstanding public shares, validly elected to redeem their public shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2022

PACIFICO ACQUISITION CORP.

By:	/s/ Edward Cong Wang
Name:	Edward Cong Wang
Title:	Chief Executive Officer

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